March 19, 2007

THE ASCENTIA LONG/SHORT FUND
Series of Trust for Professional Managers
Supplement to Prospectus Dated December 29, 2006,
as Supplemented February 27, 2007

The investment advisor to the Ascentia Long/Short Fund (the “Fund”) and the Board of Trustees of Trust for Professional Managers have determined to terminate the Fund. As a result of the decision to terminate the Fund, the Fund will be closed to new purchases, effective at the date of this Supplement.

After the Fund is closed to new investments, you may continue to redeem your shares of the Fund, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets on March 30, 2007.

If the Fund has not received your redemption request or other instruction by March 30, 2007, your shares will be redeemed, and you will receive a check representing your proportionate interest in the net assets of the Fund as of the close of business on March 30, 2007, subject to any required withholding. These liquidation proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redeemed liquidation proceeds may not be subject to current income taxation. You should consult with your tax advisor for further information regarding the federal, state and/or local tax consequences of this liquidation that are relevant to your specific situation.

Shareholder inquiries should be directed to the Fund at 1-866-506-7390.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is March 19, 2007.